Servicer's Sarbanes-Oxley Certification
                       (2001 Transactions - 2001 Reports)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

            I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that:

1. I have reviewed the annual reports on Form 10-K for the calendar year 2001 and all reports on Form 8-K containing the statements to certificateholders set forth in Section 5.04(a) of the Pooling and Servicing Agreements listed on Exhibit I hereto (the "Distribution Date Statements") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Pooling and Servicing Agreements;

2. Based on my knowledge, with respect to each Trust, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report; and

3. Based on my knowledge, the servicing information required to be provided to the trustee by the servicer under each Pooling and Servicing Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports.


                                        BANK OF AMERICA, N.A.,
                                           as Servicer

                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

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                                                                       EXHIBIT I

                PARTIES                    DATE OF POOLING         SERIES
                                              AGREEMENT
================================================================================

Bank of America Mortgage Securities,    December 20, 2001          2001-H
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 20, 2001          2001-12
Inc., Bank of America, N.A. and The
Bank of New York